SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                August 12, 1999
                               -----------------
               Date of Report (Date of earliest event reported)



                              TCA CABLE TV, INC.
                              ------------------
            (Exact name of registrant as specified in its charter)


                                     Texas
                (State or other jurisdiction of incorporation)

          0-11478                                75-1798185
          -------                                ----------
     (Commission File Number)            (IRS Employer Identification No.)


                    3015 SSE Loop 323, Tyler, Texas, 75701
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(Address of principal executive offices)                            (Zip Code)


                                (903) 559-3701
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             (Registrant's telephone number, including area code)

Item 1.   Changes in Control of Registrant.

          The merger (the "Merger") of TCA Cable TV, Inc., a Texas corporation (the "registrant" or "TCA") into Cox Classic Cable, Inc., a Delaware corporation ("Merger Sub") and a wholly-owned subsidiary of Cox Communications, Inc., a Delaware corporation ("Cox") was consummated on August 12, 1999.

          As a result of the Merger, each outstanding share of TCA common stock will be converted into the right to receive cash and/or Class A common stock, par value $1.00 per share, of Cox. Stockholders of the registrant had the right to elect to receive for each share of TCA common stock all cash ($62.50), all stock (at a fixed exchange rate of 1.4836), or half cash and half stock. Stockholders who have elected all cash or all stock may be prorated so that the aggregate consideration paid by Cox does not exceed half cash and half stock.

          Copies of the press releases, dated August 12, 1999 and August 13, 1999, relating to the above-described transactions are attached as exhibits to this report and are incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

          The following exhibits are filed with this report:

Exhibit
Number       Description
------       ------------

  2.1 Agreement and Plan of Merger, dated as of May 11, 1999, by and among Cox Communications, Inc., Cox Classic Cable, Inc. and TCA Cable TV, Inc. (incorporated by reference to Form 8-K of Registrant dated May 11, 1999).

  2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of August 10, 1999, by and among Cox Communications, Inc., Cox Classic Cable, Inc. and TCA Cable TV, Inc.

  99.1 Press release of Cox Communications, Inc. and the registrant, issued August 12, 1999, regarding the Merger.

  99.2 Press release of Cox Communications, Inc., issued August 13, 1999, regarding the Merger.






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

                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Cox Classic Cable, Inc.


                                  By:  /s/ Jimmie F. Taylor
                                      ------------------------------------
                                     Name:  Jimmie F. Taylor
                                     Title: Senior Vice President, Chief
                                              Financial Officer and Treasurer


Dated: August 16, 1999































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

                                 EXHIBIT INDEX

   Exhibit
   Number                       Description                        Page
   -------                      -------------                      -----

     2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of August 10, 1999, by and among Cox Communications, Inc., Cox Classic Cable, Inc. and TCA Cable TV, Inc.
     99.1 Press release of Cox Communications, Inc. and the registrant, issued August 12, 1999, regarding the Merger.

     99.1 Press release of Cox Communications, Inc., issued August 13, 1999, regarding the Merger.
































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